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                                                                    EXHIBIT 10.7

                                                     Cable Beach Court, Suite#I
[FIDRA HOLDINGS LTD. LOGO]                           West Bay Street
                                                     P.O. Box CB-11728
                                                     Nassau, Bahamas

                                                     Tel: (242) 327-4630
                                                     Fax: (242) 327-4633

December 13, 1999

Floridino's International Holdings Ltd.,
494 La Guardia Place
New York, N.Y.,

Dear Sir,

                                COMMITMENT LETTER
                                    TERM LOAN

We confirm that our Board has confirmed that we may extend financing to your company on the following terms and conditions.

         BORROWER:    Floridino's International Holdings Ltd.,

         AMOUNT:      USD $500,000 (US Five hundred thousand dollars only)

         PURPOSE: To provide a mortgage on the buildings listed on Schedule "A" attached, owned by Toho Holdings Ltd.

         SECURITY:    Promissory Note for USD $500,000 signed by the Borrower.

                      Debenture for the sum of USD $500,000 over the buildings listed on Schedule "A" attached, in favor of Fidra Holdings Ltd.

                      Guarantee for USD $500,000 - issued by Floridino's International Holdings Ltd. in favor of Fidra Holdings Ltd.

         INTEREST:    9% p.a. Payable quarterly in arrears.

         REPAYMENT:   Interest only for the first 12 months. Thereafter the loan will be amortized over a period of 15 years, with repayment quarterly in arrears. The Borrower will have the option to make a balloon payment at the end of month 36, without penalty.

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         INSURANCE:   Buildings to be insured against fire with Fidra Holdings
                      Ltd. shown as first payee for the first USD $500,000.

         COMMITMENT
         FEE:         Waived

         LEGAL FEES:  For the account of the Borrower.

Kindly sign and return by facsimile a copy of this letter in confirmation that the above terms and conditions are acceptable to you.

Yours sincerely,

/s/ Iain Brown Sr.
Iain Brown Sr.,
Managing Director

AGREED & ACCEPTED:-

/s/ Nick Pirgousis                        12/15/1999
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BORROWER                                  DATE